UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 15, 2004

NATIONAL VISION, INC.

(Exact name of registrant as specified in its charter)

Commission File No: 0-20001

Georgia	58-1910859
(State or other jurisdiction of	(I.R.S. employer identification
incorporation or organization)	number)

296 Grayson Highway
Lawrenceville, Georgia 30045

(770)-822-3600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 15,  2004, the Company issued a press release, attached as Exhibit 99.1 hereto, regarding its results of operations for  the third quarter of fiscal 2004.

ITEM 9.01	Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1 - Press Release dated November 15, 2004, titled "NATIONAL VISION REPORTS THIRD QUARTER OPERATING RESULTS"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL VISION, INC.

Date: November 16, 2004	By:	/s/ Paul A. Criscillis, Jr. Paul A. Criscillis, Jr. Senior Vice President, Chief Financial Officer